3Q24 Earnings Presentation Exhibit 99.2

2 Forward-Looking Statements Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in our Annual Report on Form 10-K and other reports we file with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Third Quarter 2024 Highlights 3 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Annualized. Strong Financial Performance 11.35% Common Equity Tier 1 +24% Increase in Tangible Book Value / Share(1) YoY 14.49% Return on Avg. Tangible Common Equity(1) +8.2% Increase in Deposits(2) 92% Loan / Deposit Ratio Net Income of $30.3 million; EPS of $0.69 Pre-Tax Pre-Provision income (1) of $47.5 million; Pre-Tax Pre-Provision ROAA(1) of 2.02% Revenue of $101.8 million, up 2%  Net interest income of $87.5 million, up 1% Building capital with common equity tier 1 growing to 11.35%, up 51 bps Announced definitive merger agreement with First Security Bancorp, Inc. Net interest margin (FTE)(1) of 3.89% Loan and lease yields stood at 7.48%; cost of deposits of 2.76% Stockholders' equity of $1.1 billion, up 6.1% Efficiency ratio: 52.02% TCE/TA(1): 9.72%; up 90 bps NIE/AA: 2.31%, down 35 bps YoY Total Capital ratio: 14.41%; up 55 bps 2.02% 2.03% Reported(1)(2) Adjusted(1)(2) 14.49% 14.67% Reported(1)(2) Adjusted(1)(2) ROTCE $0.69 $0.70 Reported Adjusted(1) 1.29% 1.30% Reported(2) Adjusted(1)(2) ROAA $30.3 million $30.7 million Reported Adjusted(1) 52.02% 51.62% Reported Adjusted(1) Efficiency Ratio Net Income Diluted EPS PTPP ROAA

Loan Portfolio Trends ($ in millions) Total Loan Portfolio and Average Yield Portfolio Composition Total loan portfolio stood at $6.9 billion, flat from 2Q24 Originated $212.2 million in new loans, net of loan sales in 3Q24 Production driven by commercial banking and leasing originations of $109.7 million and $61.8 million, respectively Payoff activity increased by $31.6 million from 2Q24 to $267 million Cumulative Loan Beta(1): 48% Highlights Utilization Rates 57% LTM Average Originations and Payoffs Cumulative Loan Beta excluding loan accretion is calculated as the change in yield on loans and leases from 4Q21 to 3Q24 divided by the change in average Fed Funds from 4Q21 to 3Q24. 4

Cost of Interest-Bearing Deposits Total deposits were $7.5 billion, up 8.2% annualized from 2Q24 Commercial deposits accounted for 47.7% of total deposits and represent 76.8% of all non-interest-bearing deposits Cost of deposits increased by 13 bps to 2.76% in 3Q24 Loan/Deposits ratio: 92.02%, down 196 bps LQ and 319 bps YoY Deposit Trends ($ in millions) Deposit Composition Highlights Average Non-Interest-Bearing Deposits 5 Loan to Deposit Ratio

Net Interest Income and Net Interest Margin Trends *($ in millions)*

Net Interest Income



$ 92,452
$ 86,285
$ 85,541
$ 86,526
$ 87,455
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024

Highlights

- Net interest income was $87.5 million, up 1.1% from 2Q24
  - Increase in NII driven by higher loan and securities yields
- Net interest margin decreased 10 basis points from 2Q24 to 3.88%
  - Net interest income and margin performance in line with expectations

Interest Rate Sensitivity Over a One-Year Time Horizon

- Rates -100 bps: ~$12 million or ~3.3% decline in NII or ~$3 million per 25 bps
- Ramp -100 bps: ~$9 million or ~2.5% decline in NII or ~$2.25 million per 25 bps

Repricing Mix



Other
4%
Prime
21%
Fixed
47%
SOFR
28%

NIM, Yields and Costs



7.68%
7.42%
7.45%
7.47%
7.48%
4.46%
4.08%
4.00%
3.98%
3.88%
2.45%
2.53%
2.78%
2.97%
3.02%
2.13%
2.42%
2.56%
2.63%
2.76%
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024
Average Loan & Lease Yield
Net Interest Margin
Taxable Securities Yield
Cost of Deposits

NIM Bridge



$86.5 Million NII
$87.5 Million NII
3.98%
(0.01%)
(0.09%)
0.00%
3.88%
Q2 2024 NIM
Earning Assets Yield
Interest-Bearing Liability Rate
Net Free Funds
Q3 2024 NIM

Byline Bancorp, Inc. | 6 |

Government Guaranteed Loan Sales $79.5 million of guaranteed loans sold in 3Q24 Loans held for sale increased to $20.0 million in 3Q24 Non-interest income was $14.4 million, up 12.0% from 2Q24 Increase in Other due to increased swap income fee activity $5.9 million in gain on sale, driven by higher volume of loans sold Non-interest income remained stable QoQ, excluding FV marks on loan servicing asset and equity securities Volume Sold and Average Net Premiums Non-Interest Income Trends ($ in millions) Total Non-Interest Income Highlights Net Gains on Sales of Loans 7 (1) Other includes net servicing losses in 3Q23.

(1) Non-interest expenses stood at $54.3 million, up 2.1% from 2Q24 and reflects: $1.1 million increase in salaries and employee benefits $0.4 million increase related to acquisition activities NIE/AA: 2.31%, down 3 bps QoQ Efficiency ratio stood at 52.02% at 3Q24 Adjusted efficiency ratio(1): 51.62%, down by 57 bps LQ Efficiency Ratio Non-Interest Expense Trends ($ in millions) Non-Interest Expense Highlights Non-Interest Expense Bridge 8 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. ($0.5) ($0.3) $0.3 $0.1 $1.1 $53.2 $54.3 $0.4

Note: Delinquencies represent accruing loans and leases past due 30 days or more. Delinquencies to Total Loans and Leases represent delinquencies divided by period end loans and leases. Delinquencies Asset Quality Trends ($ in millions) Net Charge-offs NPLs / Total Loans & Leases 9 Allowance for Credit Losses (ACL) Excluding Government Guaranteed loans, NPLs were 86 bps

Percent of Insured Deposits(2) Median: 64% Liquidity Position Strong Liquidity and Securities Portfolio Cash and cash equivalents $452.6 million, down by $277.9 million from 2Q24 primarily due to repayment of term funding facility $1.5 billion investment portfolio (~99.9% AFS) $1.3 billion of available borrowing capacity Uninsured Deposits stood at 29.8% and trends well below all peer bank averages Liquidity coverage of uninsured deposits ~107% as of quarter end % of Uninsured Deposits Industry Comparisons(1) >$500B $250B - $500B $100B - $250B $50B - $100B $10B - $50B $1B - $10B Median 43.0% 32.5% 36.5% 44.2% 37.2% 29.9% Byline Bank 29.8% 29.8% 29.8% 29.8% 29.8% 29.8% 10 Source: SNL Financial, and company filings. Financial data as of quarter ended June 30, 2024 or most recent available. Source: Company’s 2Q24 Form 10-Q | Calculation: (total deposits uninsured deposits) / total consolidated deposits | Byline 2024 Proxy Peer Group. Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. AFS Portfolio by Type Securities portfolio duration: 4.6 years; net of hedges: ~4.3 years Securities portfolio annual cash flow: ~$240 million Taxable securities yield of 3.02%, up 5 basis points from 2Q24 AOCI / TCE(3): ~8.8% Highlights

(1) Return on Average Tangible Common Equity Strong Capital Position Capital Ratios 11 Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Strong Capital Base Common Equity Tier 1 Capital Priorities: TCE operating target range(1) is between 8% and 9%: currently at 9.72% $1.1 billion total stockholders’ equity, up $63.3 million or 6.1% LQ Tangible book value per share(1): $20.21, up 7.3% LQ and 23.6% YoY 1. Fund Organic Growth 2. Dividend 3. M&A 4. Buyback (1)

Our Strategy Remains Consistent 12 Maintain Balance Sheet Strength Continue to Invest in the Business Capitalize on Market Opportunities Deliver Strong Financial Results Grow our Commercial Client Franchise 1 2 3 4 5 Leverage our Capabilities 6 Differentiated approach to grow loans and deposits organically in targeted market segments Maintain a strong balance sheet, ample capital flexibility and strong asset quality Continue to invest in digital capabilities to improve the customer experience and gain operational efficiencies Attract additional high-quality talent to the organization and pursue opportunistic M&A opportunities Generate consistently strong financial results for our stockholders Leverage all our capabilities to deepen share of wallet and acquire new customers

3Q24 Earnings Presentation Appendix

Granular Deposit Base 14 Consumer Deposits, $3.1 billion Commercial Deposits, $2.8 billion ~70% of Total Deposits are FDIC Insured …with limited concentration and granular customer base providing a stable source of funding Consumer Deposits(1) $4.1 billion at 9/30/24 Granular Deposit Base ~$28,000 Average Account Balance Customer Base ~125,000 Consumer Accounts Total Franchise 46 Branches Commercial Deposits $3.4 billion at 9/30/24 Granular Deposit Base ~$125,000 Average Account Balance Customer Base ~29,000 Commercial Accounts Consumer Deposits, $4.1 billion Commercial Deposits, $3.4 billion Uninsured 9% d Total Deposits $7.5 Billion as of 9/30/24 Core banking footprint in key urban MSAs in Wisconsin and a broad footprint in Chicago, IL A strength of our franchise is our well diversified deposit base… Excludes brokered deposits.

CRE Portfolio: NOO Office Represents 2.6% of Total Loans 15 Non-Owner Occupied Commercial Real Estate Portfolio ($ in millions) 9/30/24 Industrial / Warehouse $625.7 9.1% Multi-family 492.9 7.2% Retail 213.8 3.1% Office 180.3 2.6% Senior Housing / Healthcare 35.6 0.5% Mixed Use 35.6 0.5% Hotel / Motel 30.9 0.5% Other 304.6 4.4% Total $1,919.4 27.9% % of Total Loans Note: Non-Owner Occupied CRE Portfolio includes construction, land, multi-family and non-owner occupied (NOO). CRE portfolio includes owner occupied, non-owner occupied, non-farm, non-residential, construction, and multi-family loans. d Total Loans & Leases $6.9 Billion as of 9/30/24

9/30/24 6/30/24 Avg. Commitment $3.6 million $3.6 million ACL % 2.2% 1.8% NCO %(1) 2.15% 2.70% 30+ DLQ % 5.2% 5.0% NPL % 3.8% 5.0% Criticized % 19% 20% Office CRE Portfolio: Diversified Tenants and Markets NCOs / Average loans represents net charge-offs to average loans for the last twelve-month period. Tenant Classification ($ in millions) 9/30/24 Illinois $112.2 North Carolina 24.3 Wisconsin 13.4 New Jersey 10.6 Ohio 8.1 Iowa 3.6 Minnesota 3.2 New Mexico 2.1 West Virginia 1.1 Michigan 0.9 Tennessee 0.8 Total Office $180.3 CRE Office: Geographic Mix by State Office Portfolio Metrics Office Portfolio Market Type 16

(1) ($ in millions) $ Balance % of Portfolio Unguaranteed $382.7 5.5% Guaranteed 66.3 1.0% Total SBA 7(a) Loans $449.0 6.5% Unguaranteed $36.8 0.5% Guaranteed 20.7 0.3% Total USDA Loans $57.5 0.8% Unguaranteed Loan Portfolio by Industry One of the top SBA and USDA lenders in the United States Top Illinois SBA 7(a) lender for the 16th consecutive year Closed $117.2 million in SBC loan commitments in 3Q24 SBA 7(a) portfolio $449.0 million, down $2.4 million from 2Q24 ACL/Unguaranteed loan balance ~9.0% $1.7 billion in serviced government guaranteed loans for investors in 3Q24 Since 2016, the unguaranteed government-guaranteed exposure has decreased from 14.6% down to 6.0% in 2024 Unguaranteed Government-Guaranteed Exposure Represents 6.0% of Total Loans ($ in millions) On Balance Sheet SBA 7(a) & USDA Loans SBA 7(a) & USDA Closed Loan Commitments Highlights Represents sectors with less than 5% of the total portfolio. 17 $107.3 $129.2 $108.3 $82.3 $111.4

Projected Acquisition Accounting Accretion Projections are updated quarterly, assumes no prepayments and are subject to change. 18 Projected Accretion(1) ($ in millions)

Financial Summary

(dollars in thousands, except per share data)	As of or For the Three Months Ended September 30, 2024	June 30, 2024	September 30, 2023
Income Statement			
Net interest income	$ 87,455	$ 86,526	$ 92,452
Provision for credit losses	7,475	6,045	8,803
Non-interest income	14,385	12,844	12,376
Non-interest expense	54,327	53,210	57,891
Income before provision for income taxes	40,038	40,115	38,134
Provision for income taxes	9,710	10,444	9,912
Net income	30,328	29,671	28,222
Diluted earnings per common share(1)	$ 0.69	$ 0.68	$ 0.65
Balance Sheet			
Total loans and leases HFI	$ 6,879,446	$ 6,891,204	$ 6,613,303
Total deposits	7,497,887	7,347,181	6,953,690
Tangible common equity(1)	896,869	832,226	714,917
Balance Sheet Metrics			
Loans and leases / total deposits	92.02%	93.98%	95.21%
Tangible common equity / tangible assets(1)	9.72%	8.82%	8.18%
Key Performance Ratios			
Net interest margin	3.88%	3.98%	4.46%
Efficiency ratio	52.02%	52.19%	53.75%
Adjusted efficiency ratio(1)	51.62%	52.19%	47.35%
Non-interest income to total revenues	14.13%	12.93%	11.81%
Non-interest expense to average assets	2.31%	2.34%	2.66%
Return on average assets	1.29%	1.31%	1.30%
Adjusted return on average assets(1)	1.30%	1.31%	1.53%
Pre-tax pre-provision return on average assets (1)	2.02%	2.03%	2.16%
Dividend payout ratio on common stock	13.04%	13.24%	13.85%
Tangible book value per common share(1)	$ 20.21	$ 18.84	$ 16.35

(1) Represents a non-GAAP financial measure. See "Non-GAAP Reconciliation" in the appendix.

Byline Bancorp, Inc. | 19 |

Non-GAAP Reconciliation 20 As of or For the Three Months Ended (dollars in thousands, except per share data) September 30, 2024 June 30, 2024 September 30, 2023 Net income and earnings per share excluding significant items Reported Net Income $ 30,328 $ 29,671 $ 28,222 Significant items: Impairment charges on ROU asset — — 394 Merger-related expenses 411 — 6,307 Tax benefit (32) — (1,617) Adjusted Net Income   $ 30,707   $ 29,671   $ 33,306 Reported Diluted Earnings per Share $ 0.69 $ 0.68 $ 0.65 Significant items: Impairment charges on ROU asset — — 0.01 Merger-related expenses 0.01 — 0.15 Tax benefit — — (0.04) Adjusted Diluted Earnings per Share   $ 0.70   $ 0.68   $ 0.77

Non-GAAP Reconciliation (continued) 21 As of or For the Three Months Ended           (dollars in thousands) September 30, 2024 June 30, 2024 September 30, 2023 Adjusted non-interest expense: Non-interest expense $ 54,327 $ 53,210 $ 57,891 Less: Significant items Impairment charges on ROU assets — — 394 Merger-related expenses 411 — 6,307 Adjusted non-interest expense   $ 53,916   $ 53,210   $ 51,190 Adjusted non-interest expense ex. amortization of intangible assets: Adjusted non-interest expense $ 53,916 $ 53,210 $ 51,190 Less: Amortization of intangible assets 1,345 1,345 1,551 Adjusted non-interest expense ex. amortization of intangible assets   $ 52,571   $ 51,865   $ 49,639 Pre-tax pre-provision net income: Pre-tax income $ 40,038 $ 40,115 $ 38,134 Add: Provision for loan and lease losses 7,475 6,045 8,803 Pre-tax pre-provision net income   $ 47,513   $ 46,160   $ 46,937 Adjusted pre-tax pre-provision net income: Pre-tax pre-provision net income $ 47,513 $ 46,160 $ 46,937 Add: Impairment charges on ROU assets — — 394 Add: Merger-related expenses 411 — 6,307 Adjusted pre-tax pre-provision net income   $ 47,924   $ 46,160   $ 53,638 Tax equivalent net interest income: Net interest income $ 87,455 $ 86,526 $ 92,452 Add: Tax-equivalent adjustment 229 229 248 Net interest income, fully taxable equivalent   $ 87,684   $ 86,755   $ 92,700 Total revenues: Net interest income $ 87,455 $ 86,526 $ 92,452 Add: Non-interest income 14,385 12,844 12,376 Total revenues   $ 101,840   $ 99,370   $ 104,828

Non-GAAP Reconciliation (continued) 22 As of or For the Three Months Ended           (dollars in thousands) September 30, 2024 June 30, 2024 September 30, 2023 Tangible common stockholders' equity: Total stockholders' equity $ 1,096,312 $ 1,033,014 $ 919,945 Less: Goodwill and other intangibles 199,443 200,788 205,028 Tangible common stockholders' equity   $ 896,869   $ 832,226   $ 714,917 Tangible assets: Total assets $ 9,424,316 $ 9,633,815 $ 8,943,368 Less: Goodwill and other intangibles 199,443 200,788 205,028 Tangible assets   $ 9,224,873   $ 9,433,027   $ 8,738,340 Tangible assets, excluding accumulated other comprehensive loss: Tangible assets $ 9,224,873 $ 9,433,027 $ 8,738,340 Less: Accumulated other comprehensive loss (78,678) (111,469) (142,159) Tangible assets, excluding accumulated other comprehensive loss:   $ 9,303,551   $ 9,544,496   $ 8,880,499 Tangible common stockholders' equity, excluding accumulated other comprehensive loss: Tangible common stockholders' equity $ 896,869 $ 832,226 $ 714,917 Less: Accumulated other comprehensive loss (78,678) (111,469) (142,159) Tangible common stockholders' equity, excluding accumulated other comprehensive loss   $ 975,547   $ 943,695   $ 857,076 Average tangible common stockholders' equity: Average total stockholders' equity $ 1,059,628 $ 1,008,802 $ 924,278 Less: Average goodwill and other intangibles 200,091 201,428 202,978 Average tangible common stockholders' equity   $ 859,537   $ 807,374   $ 721,300 Average tangible assets: Average total assets $ 9,373,849 $ 9,140,736 $ 8,634,345 Less: Average goodwill and other intangibles 200,091 201,428 202,978 Average tangible assets   $ 9,173,758   $ 8,939,308   $ 8,431,367 Tangible net income available to common stockholders: Net income available to common stockholders $ 30,328 $ 29,671 $ 28,222 Add: After-tax intangible asset amortization 986 987 1,137 Tangible net income available to common stockholders   $ 31,314   $ 30,658   $ 29,359 Adjusted tangible net income available to common stockholders: Tangible net income available to common stockholders $ 31,314 $ 30,658 $ 29,359 Impairment charges on ROU assets — — 394 Merger-related expenses 411 — 6,307 Tax benefit on significant items (32) — (1,617) Adjusted tangible net income available to common stockholders   $ 31,693   $ 30,658   $ 34,443

Non-GAAP Reconciliation (continued) 23 As of or For the Three Months Ended           (dollars in thousands, except share and per share data, ratios annualized, where applicable) September 30, 2024 June 30, 2024 September 30, 2023 Pre-tax pre-provision return on average assets: Pre-tax pre-provision net income $ 47,513 $ 46,160 $ 46,937 Average total assets 9,373,849 9,140,736 8,634,345 Pre-tax pre-provision return on average assets   2.02%   2.03%   2.16% Adjusted pre-tax pre-provision return on average assets: Adjusted pre-tax pre-provision net income $ 47,924 $ 46,160 $ 53,638 Average total assets 9,373,849 9,140,736 8,634,345 Adjusted pre-tax pre-provision return on average assets   2.03%   2.03%   2.46% Net interest margin, fully taxable equivalent: Net interest income, fully taxable equivalent $ 87,684 $ 86,755 $ 92,700 Total average interest-earning assets 8,961,651 8,743,462 8,220,678 Net interest margin, fully taxable equivalent   3.89%   3.99%   4.47% Non-interest income to total revenues: Non-interest income $ 14,385 $ 12,844 $ 12,376 Total revenues 101,840 99,370 104,828 Non-interest income to total revenues   14.13%   12.93%   11.81% Adjusted non-interest expense to average assets: Adjusted non-interest expense $ 53,916 $ 53,210 $ 51,190 Average total assets 9,373,849 9,140,736 8,634,345 Adjusted non-interest expense to average assets   2.29%   2.34%   2.35% Adjusted efficiency ratio: Adjusted non-interest expense excluding amortization of intangible assets $ 52,571 $ 51,865 $ 49,639 Total revenues 101,840 99,370 104,828 Adjusted efficiency ratio   51.62%   52.19%   47.35% Adjusted return on average assets: Adjusted net income $ 30,707 $ 29,671 $ 33,306 Average total assets 9,373,849 9,140,736 8,634,345 Adjusted return on average assets   1.30%   1.31%   1.53% Adjusted return on average stockholders' equity: Adjusted net income $ 30,707 $ 29,671 $ 33,306 Average stockholders' equity 1,059,628 1,008,802 924,278 Adjusted return on average stockholders' equity   11.51%   11.83%   14.30%

Non-GAAP Reconciliation (continued) 24 As of or For the Three Months Ended           (dollars in thousands, except share and per share data) September 30, 2024 June 30, 2024 September 30, 2023 Tangible common equity to tangible assets: Tangible common equity $ 896,869 $ 832,226 $ 714,917 Tangible assets 9,224,873 9,433,027 8,738,340 Tangible common equity to tangible assets   9.72%   8.82%   8.18% Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss: Tangible common stockholders' equity, excluding accumulated other comprehensive loss $ 975,547 $ 943,695 $ 857,076 Tangible assets, excluding accumulated other comprehensive loss: 9,303,551 9,544,496 8,880,499 Tangible common stockholders' equity, excluding accumulated other comprehensive loss to tangible assets, excluding accumulated other comprehensive loss   10.49%   9.89%   9.65% Return on average tangible common stockholders' equity: Tangible net income available to common stockholders $ 31,314 $ 30,658 $ 29,359 Average tangible common stockholders' equity 859,537 807,374 721,300 Return on average tangible common stockholders' equity   14.49%   15.27%   16.15% Adjusted return on average tangible common stockholders' equity: Adjusted tangible net income available to common stockholders $ 31,693 $ 30,658 $ 34,443 Average tangible common stockholders' equity 859,537 807,374 721,300 Adjusted return on average tangible common stockholders' equity   14.67%   15.27%   18.95% Tangible book value per share: Tangible common equity $ 896,869 $ 832,226 $ 714,917 Common shares outstanding 44,384,706 44,180,829 43,719,203 Tangible book value per share   $ 20.21   $ 18.84   $ 16.35 Accumulated other comprehensive loss to tangible common equity: Accumulated other comprehensive loss $ 78,678 $ 111,469 $ 142,159 Tangible common equity 896,869 832,226 714,917 Accumulated other comprehensive loss to tangible common equity   8.77%   13.39%   19.88%